UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 13, 2018

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80223

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (303) 386-4796

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement

On June 28, 2018, GrowGeneration Corp. (the “Company”) entered into a restated and amended asset purchase agreement (the “Purchase Agreement”) to purchase the assets of a retail hydroponic store, Santa Rosa Hydroponics & Grower Supply Inc. (the “Business”), located in Santa Rosa, California. On July 13, 2018, the parties entered into an amendment to the Purchase Agreement and conducted the closing of the asset purchase.

The assets subject to the sale under the Purchase Agreement, as amended, included inventories, fixed assets, tangible personal property, intangible personal property and contracts. As consideration for the assets, the Company agreed to pay the sellers a total of (i) $1,500,000 for inventory; (ii) $100,000 for the unencumbered fixed assets; (iii) (a) 925,000 shares of the Company’s restricted common stock, (b) $825,000 cash and (c) a promissory note of $500,000 for the intangible assets and goodwill.

In connection with the purchase of the assets, the Company also entered into a commercial lease agreement, effective from July 14, 2018 to July 13, 2023, to rent the premises where the Business is located.

The foregoing descriptions of the terms of the Purchase Agreement and its amendment, the promissory note and the lease do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of them filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

Disclosures under Item 1.01 above are incorporated hereunder in their entirety.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On July 16, 2018, the Company published a press release regarding the purchase of assets of the Business.

A copy of the press release is attached hereto as Exhibit 99.5. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Company will file any financial statements required by this Item not later than September 25, 2018.

(b) Pro Forma Financial Information.

The Company will file any financial statements required by this Item not later than September 25, 2018.

(d) Exhibits

Exhibit No.	Description
99.1	Form of Revised Asset Purchase Agreement, dated June 28, 2018, by and among GrowGeneration Corp., Santa Rosa Hydroponics & Grower Supply Inc., Rick Barretta and Jason Barretta
99.2	Form of Amendment to Revised Asset Purchase Agreement, dated July 13, 2018
99.3	Form of Promissory Note
99.4	Form of Commercial Lease Agreement, dated July 13, 2018, by and between GrowGeneration Corp. and Barretta Enterprises / South Moorland Avenue, LLC
99.5	Press Release, dated July 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2018	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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